UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2006
The Lamson & Sessions Co.

(Exact name of registrant as specified in its charter)

Ohio	001-00313	34-0349210

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25701 Science Park Drive, Cleveland, Ohio		44122-7313

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 464-3400

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On October 26, 2006, The Lamson & Sessions Co. issued a press release announcing its earnings for the third quarter 2006 and its estimates for net sales and net income for the fourth quarter and the full year 2006. A copy of such press release is included as Exhibit 99.1 hereto and incorporated herein by reference.
     This Form 8-K and the attached Exhibit are furnished to, but not filed with, the Securities and Exchange Commission.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits:

Number	Exhibit

99.1	Press release, dated October 26, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LAMSON & SESSIONS CO.

By:	/s/ James J. Abel

Name: James J. Abel Title: Executive Vice President, Secretary, Treasurer and Chief Financial Officer
Dated: October 26, 2006

INDEX TO EXHIBITS

Number	Exhibit

99.1	Press release, October 26, 2006